UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700	85008
Phoenix, Arizona	(Zip Code)
(Address of principal executive offices)

(602) 685-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange of Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.  Entry into a Material Definitive Agreement.

On September 27, 2022, Mesa Air Group, Inc. (the “Company”), its wholly owned subsidiary, Mesa Airlines (“Mesa”), and United Airlines, Inc. (“United”) entered into an Aircraft Purchase Agreement (the “Purchase Agreement”), which provides for the sale of 18 CRJ-700 aircraft owned by Mesa to United.  The Company expects the net proceeds from the sale of such aircraft will be approximately $50,000,000.

The Purchase Agreement provides that each aircraft will be delivered “as is, where is” subject to and with the benefit of a related lease agreement. Under the terms of the Purchase Agreement, the Company is providing customary representations and warranties for a transaction of this type including authorization, no conflicts, validity of agreement, regulatory matters, good and marketable title, airworthiness, no liens, aircraft records, manufacturer warranties, and no brokers’ fees. United has agreed to deposit a specified sum per aircraft with FAA counsel, to be applied toward the purchase of each aircraft.  The closing of the sale of each aircraft is subject to certain customary closing conditions, including the execution of mutually acceptable sale and lease assignment and assumption documentation, and United’s satisfactory inspection of the aircraft.  The Purchase Agreement provides for a downward adjustment in the purchase price based on a formula set forth therein if the closing date in respect of an aircraft occurs after January 31, 2023.

The foregoing descriptions of the Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ended September 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2022	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel